EXHIBIT 99.1

 Grant Park Fund Weekly Commentary
For the Week Ended June 17, 2016

Current Month				Rolling Performance				Rolling Risk Metrics* (July 2011 – June 2016)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-0.18%	1.74%	1.58%	-4.16%	-1.28%	-4.15%	-0.53%	-4.15%	9.82%	-22.86%	-0.38	-0.56
B**	-0.21%	1.69%	1.25%	-4.78%	-1.89%	-4.75%	-1.20%	-4.75%	9.82%	-25.16%	-0.45	-0.63
Legacy 1***	-0.16%	1.83%	2.58%	-2.10%	0.73%	-2.10%	N/A	-2.10%	9.72%	-17.83%	-0.17	-0.29
Legacy 2***	-0.18%	1.80%	2.44%	-2.36%	0.54%	-2.36%	N/A	-2.36%	9.73%	-18.53%	-0.20	-0.33
Global 1***	-0.01%	2.50%	3.41%	-1.47%	1.28%	-1.46%	N/A	-1.46%	9.74%	-16.15%	-0.10	-0.21
Global 2***	0.04%	2.58%	3.41%	-1.59%	1.12%	-1.66%	N/A	-1.66%	9.76%	-16.70%	-0.12	-0.23
Global 3***	0.01%	2.49%	2.61%	-3.20%	-0.50%	-3.28%	N/A	-3.28%	9.79%	-20.42%	-0.29	-0.45

S&P 500 Total Return Index****	-1.12%	-1.11%	2.42%	2.58%	11.15%	11.79%	7.28%	11.79%	12.14%	-13.87%	0.98	1.63
Barclays Capital U.S. Long Gov Index****	0.42%	3.85%	12.55%	16.51%	9.62%	9.71%	8.46%	9.71%	11.45%	-15.54%	0.87	1.59

*	Performance metrics are calculated using month-to-date performance estimate s. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.
Portfolio Positions by Sectors and Markets (Two largest positions within each sector)
	Portfolio for A, B and Legacy units					Portfolio for Global units
	Sector		Market			Sector		Market
Sector	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	22%					22%
Energy	5%	Long	Heating Oil	2.0%	Long	6%	Long	Heating Oil	2.2%	Long
			Natural Gas	1.0%	Long			Natural Gas	1.2%	Long
Grains/Foods	12%	Long	Soybeans	3.3%	Long	11%	Long	Soybeans	3.6%	Long
			Corn	1.6%	Long			Corn	1.8%	Long
Metals	5%	Long	Copper LME	2.1%	Short	5%	Long	Copper LME	2.1%	Short
			Platinum	0.5%	Long			Platinum	0.5%	Long
FINANCIALS	78%					78%
Currencies	20%	Long $	Australian Dollar	2.2%	Long	21%	Long $	Australian Dollar	2.4%	Long
			British Pound	1.9%	Short			British Pound	2.1%	Short
Equities	23%	Long	S&P 500	2.2%	Long	24%	Long	S&P 500	2.4%	Long
			Dax Index	2.1%	Long			Dax Index	2.3%	Long
Fixed Income	35%	Long	Bunds	4.2%	Long	33%	Long	Bunds	4.7%	Long
			U.S. Treasury Bonds	4.0%	Long			U.S. Treasury Bonds	4.4%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy	Oil prices fell below $50/barrel, driven in part by strength in the U.S. dollar, and closed the week lower by 2.2%. Natural gas prices fell slightly after trading within a narrow price range.
Grains/Foods
Wheat prices fell throughout the week and partially offset price declines by the week's end. Corn traded within a narrow price range and finished the week virtually unchanged.  Coffee prices were mixed in the early part of the week but ended the week higher overall.

Metals
Gold prices fell slightly (-0.3%) as cross currents of market concerns about the strength of the global economies, the future of the European Union, and the consequences that could occur should the U.K. vote to leave the European Union drove investors to seek perceived safe haven assets.

Currencies
The pending vote in the U.K. has been bearish for the British pound and the euro.  The Japanese yen traded at its highest levels against those currencies since 2013.  The pound began the week at a two-month low against the U.S. dollar.

Equities
The major global equity indices fell during a volatile week.  Uncertainty about the U.K.'s future in the European Union caused prices to fall and to then briefly rise in reaction to the Federal Reserve's decision to leave interest rates unchanged.  For the week, the S&P 500 fell 0.3%, the Nasdaq fell 0.9%, the Stoxx Europe 600 fell 2.1%, and the Nikkei fell over 6%.

Fixed Income
Yields on 10 year U.S. Treasury Notes fell to 1.563%, the lowest since August 2012.  Early in the week, yields on 10 year U.K. Gilts closed at a record low of 1.145% and 10 year German Bunds fell below zero for first time ever, closing at - 0.008%.   The yields on 10 year Japanese Government Bonds fell to -0.161%.  According to the Wall Street Journal, there is currently $10 trillion worth of global sovereign debt with negative yields.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart
Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index: Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.  Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Risk Metrics Chart
Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.